                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 5, 2007


                              CENTRAL BANCORP, INC.
                              ---------------------
               (Exact Name Of Registrant As Specified In Charter)


    MASSACHUSETTS                    0-25251                      04-3447594
----------------------------       -----------               -------------------
(State Or Other Jurisdiction       (Commission                   (IRS Employer
       Of Incorporation)           File Number)              Identification No.)


   399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS                   02144
   ------------------------------------------------------------------------
   (Address Of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
            ---------------------------------------------

      On June 5, 2007, Central Bancorp, Inc. (the "Company") issued a press release announcing its financial results for the quarter and fiscal year ended March 31, 2007. A copy of the Company's press release is attached to this Report as Exhibit 99.1 and is furnished herewith.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (d)   Exhibits

            Number         Description
            ------         -----------

            99.1           Press Release dated June 5, 2007

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CENTRAL BANCORP, INC.



Date:  June 6, 2007               By: /s/ Paul S. Feeley
                                      --------------------------------
                                      Paul S. Feeley
                                      Senior Vice President, Treasurer and
                                      Chief Financial Officer